THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Pro Advisory Choice Variable Annuity

Supplement dated February 4, 2022, to the Prospectus dated June 4, 2021
Supplement dated February 4, 2022, to the Initial Summary Prospectus (“ISP”) dated June 4, 2021
Supplement dated February 4, 2022, to the Updating Summary Prospectus (“USP”) dated September 9, 2021

This Supplement outlines an important change for your Lincoln Investor Advantage® Pro Advisory Choice individual variable annuity contract.  All other provisions of your contract remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

The Contracts – Investment Requirements.  If you have elected the Earnings Optimizer Death Benefit, you will be subject to the Investment Requirements outlined in Appendix B. The change outlined below is effective February 22, 2022, and is added to the existing Investment Requirements. All other provisions of Investment Requirements remain unchanged.

The Putnam VT Sustainable Future Fund is added to Group 2 – Unavailable Subaccounts.

Please retain this Supplement for future reference.